Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

(1)           This Quarterly Report on Form 10-Q of Option Care, Inc. for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of  operations of Option Care, Inc.

Date: August 14, 2003	By:	/s/ Paul Mastrapa
Paul Mastrapa
Senior Vice President and Chief Financial Officer